UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Mortgage Backed Securities Central Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mortgage Backed Securities Central Fund	7.52%	2.96%	3.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mortgage Backed Securities Central Fund on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. MBS Index performed over the same period.

Period Ending Values
$14,245	Fidelity® Mortgage Backed Securities Central Fund
$13,723	Bloomberg Barclays U.S. MBS Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:  For the fiscal year, the fund advanced 7.52%, outpacing, net of fees, the 7.06% gain of the benchmark Bloomberg Barclays U.S. MBS Index. We attempted to exploit market inefficiencies while managing risk, identifying attractively priced securities in accordance with our longer-term strategy. We added value with the fund's yield-curve positioning. Specifically, overweighting two- and 10-year securities and underweighting three- and 5-year securities added relative value. Our use of swaptions (options that give the buyer the right, but not the obligation, to enter into swap contracts after specified periods of time) was another positive for the fund's performance versus the benchmark. We purchased swaptions in early 2019, anticipating volatility would rise. This proved to be the case by period end, which boosted the value of the fund's swaptions. Owning securities made up of reperforming loans issued by Fannie Mae also contributed. Timely purchases and sales of Freddie Mac K-Series securities, which are made up of mortgages on multifamily housing projects, more than offset the underperformance by floating rate securities which were negatively impacted by tighter swap spreads.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of August 31, 2019

% of fund's investments
Zero coupon bonds	0.0
1 - 1.99%	0.0
2 - 2.99%	4.5
3 - 3.99%	58.5
4 - 4.99%	22.2
5 - 5.99%	2.1
6 - 6.99%	0.4
7% and above	0.1

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*,**
U.S. Government and U.S. Government Agency Obligations	111.0%
Asset-Backed Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)***	(11.1)%

 * Futures and Swaps - 7.7%

 ** Written options - (7.4)%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 110.8%
	Principal Amount	Value
Fannie Mae - 35.1%
12 month U.S. LIBOR + 1.445% 4.497% 4/1/37 (a)(b)	58,870	61,176
12 month U.S. LIBOR + 1.480% 4.242% 7/1/34 (a)(b)	20,610	21,452
12 month U.S. LIBOR + 1.495% 4.509% 1/1/35 (a)(b)	64,649	66,973
12 month U.S. LIBOR + 1.553% 4.337% 6/1/36 (a)(b)	83,026	86,560
12 month U.S. LIBOR + 1.565% 4.69% 3/1/37 (a)(b)	26,177	27,272
12 month U.S. LIBOR + 1.594% 4.485% 5/1/36 (a)(b)	124,077	129,362
12 month U.S. LIBOR + 1.617% 4.583% 3/1/33 (a)(b)	47,001	48,787
12 month U.S. LIBOR + 1.641% 4.38% 9/1/36 (a)(b)	33,701	35,123
12 month U.S. LIBOR + 1.645% 4.693% 6/1/47 (a)(b)	54,403	57,048
12 month U.S. LIBOR + 1.666% 4.538% 11/1/36 (a)(b)	33,555	34,991
12 month U.S. LIBOR + 1.711% 4.595% 6/1/42 (a)(b)	96,989	100,932
12 month U.S. LIBOR + 1.718% 4.399% 5/1/35 (a)(b)	100,986	105,221
12 month U.S. LIBOR + 1.723% 3.886% 7/1/43 (a)(b)	2,435,695	2,532,944
12 month U.S. LIBOR + 1.745% 4.755% 7/1/35 (a)(b)	44,880	46,781
12 month U.S. LIBOR + 1.750% 4.479% 8/1/41 (a)(b)	132,946	138,261
12 month U.S. LIBOR + 1.752% 4.734% 3/1/40 (a)(b)	142,582	148,981
12 month U.S. LIBOR + 1.800% 4.492% 7/1/41 (a)(b)	127,045	132,936
12 month U.S. LIBOR + 1.800% 4.786% 1/1/42 (a)(b)	193,217	200,280
12 month U.S. LIBOR + 1.810% 4.81% 12/1/39 (a)(b)	52,542	54,760
12 month U.S. LIBOR + 1.812% 4.596% 12/1/40 (a)(b)	3,078,438	3,208,669
12 month U.S. LIBOR + 1.818% 4.535% 7/1/41 (a)(b)	67,798	70,779
12 month U.S. LIBOR + 1.818% 4.568% 9/1/41 (a)(b)	38,655	40,233
12 month U.S. LIBOR + 1.818% 4.932% 2/1/42 (a)(b)	236,616	246,221
12 month U.S. LIBOR + 1.825% 4.95% 2/1/35 (a)(b)	444,818	466,038
12 month U.S. LIBOR + 1.830% 4.657% 10/1/41 (a)(b)	46,192	48,202
12 month U.S. LIBOR + 1.851% 4.58% 5/1/36 (a)(b)	42,791	44,769
12 month U.S. LIBOR + 1.900% 4.776% 7/1/37 (a)(b)	80,022	84,190
6 month U.S. LIBOR + 1.475% 4.178% 10/1/33 (a)(b)	1,109	1,143
6 month U.S. LIBOR + 1.505% 4.103% 1/1/35 (a)(b)	110,020	113,705
6 month U.S. LIBOR + 1.510% 4.144% 2/1/33 (a)(b)(c)	1,160	1,197
6 month U.S. LIBOR + 1.535% 4.178% 3/1/35 (a)(b)	15,762	16,307
6 month U.S. LIBOR + 1.535% 4.315% 12/1/34 (a)(b)	24,808	25,601
6 month U.S. LIBOR + 1.556% 4.278% 10/1/33 (a)(b)	8,337	8,598
6 month U.S. LIBOR + 1.565% 4.085% 7/1/35 (a)(b)	9,993	10,353
6 month U.S. LIBOR + 1.740% 4.365% 12/1/34 (a)(b)	1,471	1,530
6 month U.S. LIBOR + 1.960% 4.725% 9/1/35 (a)(b)	18,109	18,901
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.833% 3/1/35 (a)(b)	15,626	16,380
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.676% 6/1/36 (a)(b)	119,188	124,481
U.S. TREASURY 1 YEAR INDEX + 2.295% 4.678% 10/1/33 (a)(b)	55,661	58,101
U.S. TREASURY 1 YEAR INDEX + 2.447% 4.946% 7/1/34 (a)(b)	132,198	138,398
2.5% 8/1/31 to 8/1/43 (d)	64,560,075	65,463,905
3% 7/1/27 to 9/1/49	692,912,496	714,393,021
3.25% 12/1/41	27,770	28,967
3.4% 7/1/42 to 9/1/42	585,262	611,217
3.5% 12/1/25 to 6/1/49	496,631,799	519,179,759
3.525% 5/1/42	15,275	16,254
3.65% 5/1/42 to 8/1/42	388,704	410,503
3.9% 4/1/42	41,182	44,145
4% 5/1/29 to 9/1/48	444,799,123	469,809,247
4.025% 5/1/42 to 6/1/42	117,223	125,975
4.25% 11/1/41	133,205	144,393
4.5% 11/1/19 to 2/1/49	178,273,888	191,069,349
5% 12/1/19 to 3/1/45	26,536,185	28,927,313
5.251% 8/1/41 (a)	1,679,588	1,830,878
5.5% 9/1/21 to 5/1/44	19,193,938	21,343,225
6% 9/1/19	7	7
6% 11/1/19 to 1/1/42	9,397,641	10,631,059
6.5% 8/1/20 to 4/1/37	1,356,739	1,509,538
6.531% 2/1/39 (a)	1,954,430	2,112,494
7% 9/1/21 to 7/1/37	881,030	991,508
7.5% 12/1/22 to 2/1/32	393,741	443,969
8% 8/1/29 to 3/1/37	12,641	15,062
8.5% 6/1/21 to 8/1/23	17	18
9.5% 9/1/21 to 2/1/25	201	204
		2,037,875,646
Freddie Mac - 25.1%
12 month U.S. LIBOR + 1.325% 4.237% 1/1/36 (a)(b)	32,536	33,550
12 month U.S. LIBOR + 1.375% 4.28% 3/1/36 (a)(b)	108,886	112,451
12 month U.S. LIBOR + 1.500% 4.53% 3/1/36 (a)(b)	95,883	99,481
12 month U.S. LIBOR + 1.515% 4.39% 11/1/35 (a)(b)	28,310	29,273
12 month U.S. LIBOR + 1.750% 4.406% 7/1/41 (a)(b)	346,131	360,136
12 month U.S. LIBOR + 1.750% 4.644% 12/1/40 (a)(b)	1,595,524	1,654,727
12 month U.S. LIBOR + 1.754% 4.498% 9/1/41 (a)(b)	653,732	676,667
12 month U.S. LIBOR + 1.793% 4.695% 4/1/37 (a)(b)	37,372	39,004
12 month U.S. LIBOR + 1.864% 4.739% 4/1/36 (a)(b)	37,138	39,028
12 month U.S. LIBOR + 1.877% 4.787% 4/1/41 (a)(b)	53,449	55,644
12 month U.S. LIBOR + 1.880% 4.63% 9/1/41 (a)(b)	50,296	52,407
12 month U.S. LIBOR + 1.884% 4.628% 10/1/42 (a)(b)	277,865	289,209
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (a)(b)	47,857	49,969
12 month U.S. LIBOR + 1.910% 4.73% 6/1/41 (a)(b)	100,089	104,551
12 month U.S. LIBOR + 1.910% 4.785% 5/1/41 (a)(b)	85,958	90,308
12 month U.S. LIBOR + 1.910% 4.807% 5/1/41 (a)(b)	101,958	106,278
12 month U.S. LIBOR + 1.920% 4.67% 6/1/36 (a)(b)	21,218	22,310
12 month U.S. LIBOR + 1.998% 4.913% 4/1/38 (a)(b)	107,140	112,529
12 month U.S. LIBOR + 2.045% 4.785% 7/1/36 (a)(b)	59,287	62,187
12 month U.S. LIBOR + 2.070% 4.998% 3/1/33 (a)(b)	1,639	1,710
12 month U.S. LIBOR + 2.200% 5.075% 12/1/36 (a)(b)	91,525	95,806
6 month U.S. LIBOR + 1.125% 3.849% 8/1/37 (a)(b)	35,304	36,011
6 month U.S. LIBOR + 1.445% 4.195% 3/1/35 (a)(b)	38,504	39,646
6 month U.S. LIBOR + 1.608% 4.205% 12/1/35 (a)(b)	10,222	10,580
6 month U.S. LIBOR + 1.647% 4.289% 2/1/37 (a)(b)	142,039	147,076
6 month U.S. LIBOR + 1.720% 4.247% 8/1/37 (a)(b)	54,480	56,639
6 month U.S. LIBOR + 1.746% 4.58% 5/1/37 (a)(b)	14,102	14,673
6 month U.S. LIBOR + 1.843% 4.534% 10/1/36 (a)(b)	157,452	163,771
6 month U.S. LIBOR + 1.912% 4.623% 10/1/35 (a)(b)	95,523	99,346
6 month U.S. LIBOR + 2.020% 4.65% 6/1/37 (a)(b)	27,666	28,843
6 month U.S. LIBOR + 2.040% 4.665% 6/1/37 (a)(b)	41,719	43,546
6 month U.S. LIBOR + 2.276% 4.955% 10/1/35 (a)(b)	70,972	73,665
U.S. TREASURY 1 YEAR INDEX + 2.035% 4.58% 6/1/33 (a)(b)	132,284	138,447
U.S. TREASURY 1 YEAR INDEX + 2.286% 4.828% 6/1/33 (a)(b)	255,387	266,714
U.S. TREASURY 1 YEAR INDEX + 2.412% 4.902% 3/1/35 (a)(b)	509,510	531,874
2.5% 1/1/31 to 7/1/34	94,538,932	95,952,479
3% 6/1/31 to 8/1/49	364,789,502	375,243,155
3.5% 3/1/32 to 3/1/48 (e)(f)	459,192,971	481,631,993
3.5% 8/1/47	23,433,727	24,556,931
4% 6/1/33 to 10/1/48	318,663,884	337,526,583
4% 4/1/48	728,821	761,748
4.5% 6/1/25 to 10/1/48	90,948,588	97,901,740
5% 6/1/20 to 7/1/41	19,590,656	21,660,470
5.5% 10/1/19 to 6/1/41	8,734,898	9,670,539
6% 10/1/21 to 12/1/37	1,808,729	2,024,967
6.5% 7/1/21 to 9/1/39	3,091,986	3,511,112
7% 6/1/21 to 9/1/36	796,397	906,339
7.5% 6/1/26 to 6/1/32	20,184	23,059
8% 7/1/24 to 4/1/32	23,303	26,594
8.5% 6/1/22 to 9/1/29	20,729	23,080
9% 10/1/20	2	2
9.5% 5/1/21	1	1
		1,457,158,848
Ginnie Mae - 42.1%
3.5% 9/20/40 to 6/20/49	495,805,559	518,639,357
4% 2/15/39 to 5/20/49	280,427,907	298,278,282
4.5% 6/20/33 to 11/20/47	144,389,292	153,869,588
5% 12/15/32 to 9/15/41	16,084,580	17,785,155
5.5% 6/15/33 to 9/15/39	1,774,026	1,986,693
6% 10/15/30 to 5/15/40	2,428,963	2,752,486
7% 10/15/22 to 3/15/33	984,759	1,115,626
7.5% 2/15/22 to 9/15/31	386,557	426,003
8% 11/15/21 to 11/15/29	104,616	113,586
8.5% 10/15/21 to 1/15/31	19,116	21,587
9% 10/15/19 to 1/15/23	162	174
9.5% 12/15/20 to 3/15/23	78	80
3% 5/15/42 to 6/20/48	298,929,393	309,298,143
3% 9/1/49 (g)	83,150,000	85,745,245
3% 9/1/49 (g)	24,300,000	25,058,442
3% 9/1/49 (g)	30,300,000	31,245,711
3% 9/1/49 (g)	30,000,000	30,936,348
3% 9/1/49 (g)	24,350,000	25,110,002
3% 9/1/49 (g)	25,600,000	26,399,017
3% 9/1/49 (g)	24,000,000	24,749,078
3% 9/1/49 (g)	21,300,000	21,964,807
3% 9/1/49 (g)	17,900,000	18,458,688
3% 9/1/49 (g)	2,100,000	2,165,544
3% 9/1/49 (g)	22,400,000	23,099,140
3% 9/1/49 (g)	17,900,000	18,458,688
3% 9/1/49 (g)	7,700,000	7,940,329
3% 9/1/49 (g)	6,200,000	6,393,512
3% 9/1/49 (g)	8,200,000	8,455,935
3% 10/1/49 (g)	84,900,000	87,437,101
3.5% 9/1/49 (g)	127,500,000	132,460,553
3.5% 9/1/49 (g)	104,100,000	108,150,146
3.5% 9/1/49 (g)	83,000,000	86,229,223
3.5% 9/1/49 (g)	68,575,000	71,243,000
3.5% 9/1/49 (g)	63,000,000	65,451,097
3.5% 9/1/49 (g)	52,300,000	54,334,799
3.5% 9/1/49 (g)	32,350,000	33,608,619
3.5% 9/1/49 (g)	32,250,000	33,504,728
3.5% 9/1/49 (g)	102,500,000	106,487,896
4% 9/1/49 (g)	5,200,000	5,418,156
6.5% 3/20/31 to 6/15/37	278,890	318,794
		2,445,111,358
Uniform Mortgage Backed Securities - 8.5%
3% 9/1/34 (g)	55,000,000	56,396,483
3% 9/1/49 (g)	11,600,000	11,823,844
3% 9/1/49 (g)	43,600,000	44,441,345
3% 9/1/49 (g)	20,300,000	20,691,727
3.5% 9/1/49 (g)	56,500,000	58,058,163
3.5% 9/1/49 (g)	40,750,000	41,873,808
3.5% 9/1/49 (g)	35,350,000	36,324,886
3.5% 9/1/49 (g)	23,300,000	23,942,570
3.5% 9/1/49 (g)	14,000,000	14,386,093
3.5% 9/1/49 (g)	30,100,000	30,930,101
3.5% 9/1/49 (g)	48,900,000	50,248,569
4% 9/1/49 (g)	1,850,000	1,920,431
4% 9/1/49 (g)	2,400,000	2,491,370
4% 9/1/49 (g)	4,250,000	4,411,801
4% 9/1/49 (g)	29,350,000	30,467,378
4.5% 9/1/49 (g)	28,600,000	30,103,774
4.5% 9/1/49 (g)	7,500,000	7,894,346
4.5% 9/1/49 (g)	23,000,000	24,209,329
		490,616,018
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $6,329,865,721)		6,430,761,870

Asset-Backed Securities - 0.1%
Brazos Higher Education Authority, Inc. Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 3.0323% 5/25/29(a)(b)
(Cost $2,673,123)	2,650,766	2,657,418

Collateralized Mortgage Obligations - 7.2%
U.S. Government Agency - 7.2%
Fannie Mae:
floater:	$	$
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 2.9453% 2/25/32 (a)(b)	17,001	17,196
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 3.182% 3/18/32 (a)(b)	31,197	31,831
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 3.1453% 4/25/32 (a)(b)	36,254	36,845
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 3.1453% 10/25/32 (a)(b)	46,795	47,564
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 2.8953% 1/25/32 (a)(b)	17,630	17,808
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 5.9548% 12/25/33 (a)(c)(h)	569,915	146,324
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 4.5348% 11/25/36 (a)(c)(h)	416,252	81,342
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	13,513	14,234
Series 1993-207 Class H, 6.5% 11/25/23	199,857	213,094
Series 1996-28 Class PK, 6.5% 7/25/25	68,898	73,709
Series 1999-17 Class PG, 6% 4/25/29	251,469	273,396
Series 1999-32 Class PL, 6% 7/25/29	237,254	262,141
Series 1999-33 Class PK, 6% 7/25/29	176,879	192,927
Series 2001-52 Class YZ, 6.5% 10/25/31	22,276	25,695
Series 2003-28 Class KG, 5.5% 4/25/23	114,911	119,480
Series 2005-102 Class CO 11/25/35 (i)	126,168	115,936
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 11.9724% 8/25/35 (a)(h)	37,731	48,584
Series 2005-81 Class PC, 5.5% 9/25/35	335,071	369,439
Series 2006-12 Class BO 10/25/35 (i)	572,350	526,035
Series 2006-37 Class OW 5/25/36 (i)	56,144	51,294
Series 2006-45 Class OP 6/25/36 (i)	190,082	172,979
Series 2006-62 Class KP 4/25/36 (i)	323,740	296,870
Series 2012-149:
Class DA, 1.75% 1/25/43	913,034	908,346
Class GA, 1.75% 6/25/42	948,490	936,508
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	53,113	60,243
Series 1999-25 Class Z, 6% 6/25/29	196,024	219,456
Series 2001-20 Class Z, 6% 5/25/31	263,626	289,322
Series 2001-31 Class ZC, 6.5% 7/25/31	147,256	167,353
Series 2002-16 Class ZD, 6.5% 4/25/32	82,100	94,926
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 5.4048% 11/25/32 (a)(c)(h)	331,181	48,677
Series 2012-67 Class AI, 4.5% 7/25/27 (c)	731,713	60,597
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 4.4948% 12/25/36 (a)(c)(h)	289,581	69,336
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 4.2948% 5/25/37 (a)(c)(h)	163,746	33,859
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 13.7319% 9/25/23 (a)(h)	9,405	11,191
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 5.9548% 3/25/33 (a)(c)(h)	41,850	9,025
Series 2005-72 Class ZC, 5.5% 8/25/35	2,255,088	2,455,761
Series 2005-79 Class ZC, 5.9% 9/25/35	1,141,372	1,314,157
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 27.7485% 6/25/37 (a)(h)	136,729	283,514
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (a)(h)	208,759	430,599
Class SB, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (a)(h)	76,441	138,054
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 4.2048% 3/25/38 (a)(c)(h)	1,098,796	208,416
Series 2009-85 Class IB, 4.5% 8/25/24 (c)	6,357	13
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 4.2148% 6/25/21 (a)(c)(h)	2,114	24
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 3.9048% 12/25/40 (a)(c)(h)	1,026,555	184,642
Class ZA, 4.5% 12/25/40	661,952	737,778
Series 2010-139 Class NI, 4.5% 2/25/40 (c)	780,549	58,111
Series 2010-150 Class ZC, 4.75% 1/25/41	4,280,297	4,852,212
Series 2010-17 Class DI, 4.5% 6/25/21 (c)	2,614	21
Series 2010-95 Class ZC, 5% 9/25/40	8,956,146	10,215,941
Series 2010-97 Class CI, 4.5% 8/25/25 (c)	90,524	1,522
Series 2011-39 Class ZA, 6% 11/25/32	729,627	835,007
Series 2011-4 Class PZ, 5% 2/25/41	1,774,586	2,057,725
Series 2011-67 Class AI, 4% 7/25/26 (c)	244,416	17,749
Series 2011-83 Class DI, 6% 9/25/26 (c)	230,054	13,604
Series 2012-100 Class WI, 3% 9/25/27 (c)	3,470,044	272,360
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.5048% 12/25/30 (a)(c)(h)	1,205,871	112,263
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.4048% 6/25/41 (a)(c)(h)	1,672,129	191,018
Series 2013-133 Class IB, 3% 4/25/32 (c)	2,397,034	151,900
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.9048% 1/25/44 (a)(c)(h)	1,101,255	180,220
Series 2013-51 Class GI, 3% 10/25/32 (c)	800,964	67,005
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 4.5748% 6/25/35 (a)(c)(h)	856,077	175,329
Series 2015-42 Class IL, 6% 6/25/45 (c)	4,764,010	973,784
Series 2015-70 Class JC, 3% 10/25/45	5,045,567	5,242,964
Series 2017-30 Class AI, 5.5% 5/25/47	2,381,283	479,273
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (c)	162,258	32,714
Series 343 Class 16, 5.5% 5/25/34 (c)	138,542	25,400
Series 348 Class 14, 6.5% 8/25/34 (a)(c)	94,389	20,805
Series 351:
Class 12, 5.5% 4/25/34 (a)(c)	62,440	11,086
Class 13, 6% 3/25/34 (c)	85,163	17,185
Series 359 Class 19, 6% 7/25/35 (a)(c)	52,799	11,041
Series 384 Class 6, 5% 7/25/37 (c)	671,771	114,516
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 2.9951% 1/15/32 (a)(b)	13,935	14,095
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (a)(b)	19,705	19,983
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 3.1951% 3/15/32 (a)(b)	19,133	19,445
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 3.0951% 6/15/31 (a)(b)	35,350	35,831
Class FG, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (a)(b)	10,896	11,049
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 2.4451% 5/15/37 (a)(b)	809,047	803,789
planned amortization class:
Series 2006-15 Class OP 3/25/36 (i)	571,210	524,976
Series 2095 Class PE, 6% 11/15/28	291,483	318,117
Series 2101 Class PD, 6% 11/15/28	23,214	25,279
Series 2121 Class MG, 6% 2/15/29	115,504	126,533
Series 2131 Class BG, 6% 3/15/29	806,709	882,546
Series 2137 Class PG, 6% 3/15/29	119,710	131,562
Series 2154 Class PT, 6% 5/15/29	203,116	225,572
Series 2162 Class PH, 6% 6/15/29	44,274	48,134
Series 2520 Class BE, 6% 11/15/32	288,074	322,702
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 5.4049% 3/15/23 (a)(c)(h)	6,274	206
Series 2693 Class MD, 5.5% 10/15/33	699,000	787,204
Series 2802 Class OB, 6% 5/15/34	387,768	418,754
Series 2962 Class BE, 4.5% 4/15/20	52,636	52,831
Series 3002 Class NE, 5% 7/15/35	781,382	840,184
Series 3110 Class OP 9/15/35 (i)	331,989	314,681
Series 3119 Class PO 2/15/36 (i)	688,738	629,326
Series 3121 Class KO 3/15/36 (i)	115,193	105,836
Series 3123 Class LO 3/15/36 (i)	383,419	350,793
Series 3145 Class GO 4/15/36 (i)	371,951	341,489
Series 3189 Class PD, 6% 7/15/36	654,806	763,005
Series 3225 Class EO 10/15/36 (i)	205,158	187,449
Series 3258 Class PM, 5.5% 12/15/36	333,057	361,419
Series 3415 Class PC, 5% 12/15/37	255,860	281,099
Series 3786 Class HI, 4% 3/15/38 (c)	633,926	28,023
Series 3806 Class UP, 4.5% 2/15/41	2,131,508	2,276,550
Series 3832 Class PE, 5% 3/15/41	2,642,283	2,888,586
Series 4135 Class AB, 1.75% 6/15/42	711,904	707,936
Series 4765 Class PE, 3% 12/15/41	3,642,844	3,665,634
sequential payer:
Series 2135 Class JE, 6% 3/15/29	53,422	59,243
Series 2274 Class ZM, 6.5% 1/15/31	69,395	78,656
Series 2281 Class ZB, 6% 3/15/30	148,381	155,656
Series 2303 Class ZV, 6% 4/15/31	68,535	75,253
Series 2357 Class ZB, 6.5% 9/15/31	534,968	616,766
Series 2502 Class ZC, 6% 9/15/32	129,994	145,385
Series 2519 Class ZD, 5.5% 11/15/32	206,554	226,761
Series 2546 Class MJ, 5.5% 3/15/23	69,885	72,717
Series 2601 Class TB, 5.5% 4/15/23	33,816	35,390
Series 2998 Class LY, 5.5% 7/15/25	116,272	122,468
Series 3871 Class KB, 5.5% 6/15/41	3,533,339	4,116,964
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 4.4049% 2/15/36 (a)(c)(h)	218,842	48,798
Series 2013-4281 Class AI, 4% 12/15/28 (c)	2,289,455	152,670
Series 2017-4683 Class LM, 3% 5/15/47	6,035,165	6,130,087
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 32.5317% 8/15/24 (a)(h)	2,924	3,687
Class SD, 86.400% - 1 month U.S. LIBOR 57.9133% 8/15/24 (a)(h)	4,306	6,439
Series 2933 Class ZM, 5.75% 2/15/35	2,441,001	2,867,936
Series 2935 Class ZK, 5.5% 2/15/35	2,407,139	2,665,577
Series 2947 Class XZ, 6% 3/15/35	1,023,441	1,154,809
Series 2996 Class ZD, 5.5% 6/15/35	1,753,667	2,041,408
Series 3237 Class C, 5.5% 11/15/36	2,685,892	3,065,020
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 4.4649% 11/15/36 (a)(c)(h)	866,204	188,614
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 4.5549% 3/15/37 (a)(c)(h)	1,259,960	288,037
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 4.5649% 4/15/37 (a)(c)(h)	1,811,875	425,271
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 4.3849% 6/15/37 (a)(c)(h)	657,570	129,386
Series 3949 Class MK, 4.5% 10/15/34	559,360	592,507
Series 4055 Class BI, 3.5% 5/15/31 (c)	2,239,610	155,211
Series 4149 Class IO, 3% 1/15/33 (c)	373,119	41,508
Series 4314 Class AI, 5% 3/15/34 (c)	705,979	59,365
Series 4427 Class LI, 3.5% 2/15/34 (c)	3,910,968	337,432
Series 4471 Class PA 4% 12/15/40	5,105,633	5,248,552
target amortization class Series 2156 Class TC, 6.25% 5/15/29	145,006	154,390
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 3.225% 2/15/24 (a)(b)	49,034	49,362
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	108,804	118,716
Series 2056 Class Z, 6% 5/15/28	208,669	227,812
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	6,306,255	6,795,127
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	2,436,990	2,625,069
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 4.4926% 6/16/37 (a)(c)(h)	379,381	84,145
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 2.7911% 3/20/60 (a)(b)(j)	4,853,162	4,861,443
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 7/20/60 (a)(b)(j)	583,984	581,562
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.6795% 9/20/60 (a)(b)(j)	704,333	701,178
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.6795% 8/20/60 (a)(b)(j)	818,155	814,565
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.7595% 12/20/60 (a)(b)(j)	1,482,750	1,478,937
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 12/20/60 (a)(b)(j)	2,144,760	2,146,183
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 2/20/61 (a)(b)(j)	4,295,596	4,298,151
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.8695% 2/20/61 (a)(b)(j)	5,548,489	5,550,902
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 4/20/61 (a)(b)(j)	1,873,074	1,874,326
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (a)(b)(j)	2,351,385	2,353,086
Class FC, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (a)(b)(j)	2,104,612	2,106,052
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.9095% 6/20/61 (a)(b)(j)	2,558,582	2,562,001
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 2.9295% 9/20/61 (a)(b)(j)	6,088,837	6,100,726
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 10/20/61 (a)(b)(j)	2,946,704	2,955,515
Series 2012-98 Class FA, 1 month U.S. LIBOR + 0.400% 2.5721% 8/20/42 (a)(b)	3,437,445	3,434,620
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 11/20/61 (a)(b)(j)	2,647,537	2,661,660
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 1/20/62 (a)(b)(j)	1,700,794	1,709,614
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 1/20/62 (a)(b)(j)	2,480,964	2,490,266
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 3/20/62 (a)(b)(j)	1,550,828	1,552,827
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 3.0295% 5/20/61 (a)(b)(j)	127,556	127,918
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 2.8995% 10/20/62 (a)(b)(j)	142,614	142,772
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 2.9095% 7/20/60 (a)(b)(j)	417,021	417,155
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 2.7395% 3/20/63 (a)(b)(j)	176,893	176,407
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 1/20/64 (a)(b)(j)	2,512,652	2,519,455
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 2.9795% 12/20/63 (a)(b)(j)	7,668,858	7,693,240
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 2.8795% 6/20/64 (a)(b)(j)	2,135,373	2,136,861
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 2.6795% 3/20/65 (a)(b)(j)	88,362	88,107
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 2.6595% 5/20/63 (a)(b)(j)	422,268	421,850
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 2.5795% 4/20/63 (a)(b)(j)	579,370	578,133
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 2.7795% 12/20/62 (a)(b)(j)	1,056,195	1,055,859
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 2.4221% 10/20/47 (a)(b)	5,543,816	5,493,411
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 2.5221% 11/20/48 (a)(b)	16,267,670	16,158,677
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 2.4721% 5/20/48 (a)(b)	6,867,246	6,812,827
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 2.4721% 6/20/48 (a)(b)	7,923,411	7,858,291
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 2.4721% 6/20/48 (a)(b)	9,584,576	9,504,370
planned amortization class:
Series 1997-8 Class PE, 7.5% 5/16/27	135,635	155,046
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.6557% 12/20/40 (a)(h)	4,475,000	5,397,475
Series 2011-136 Class WI, 4.5% 5/20/40 (c)	532,205	42,219
Series 2016-69 Class WA, 3% 2/20/46	4,446,662	4,536,307
Series 2017-134 Class BA, 2.5% 11/20/46	985,604	1,000,604
Series 2017-153 Class GA, 3% 9/20/47	9,842,590	10,041,959
Series 2017-182 Class KA, 3% 10/20/47	9,160,296	9,308,171
Series 2018-13 Class Q, 3% 4/20/47	11,785,219	11,950,081
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	1,159,233	1,280,827
Series 2010-160 Class DY, 4% 12/20/40	10,421,003	11,452,050
Series 2010-170 Class B, 4% 12/20/40	2,340,105	2,571,747
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 2.8795% 9/20/62 (a)(b)(j)	7,757,020	7,759,422
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 3.0295% 11/20/65 (a)(b)(j)	700,695	701,441
Series 2017-139 Class BA, 3% 9/20/47	20,630,485	20,935,305
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 4.3026% 5/16/34 (a)(c)(h)	208,123	39,859
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 5.0026% 8/17/34(a)(c)(h)	244,477	55,750
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 27.0157% 6/16/37 (a)(h)	22,772	41,956
Series 2010-116 Class QB, 4% 9/16/40	745,737	776,799
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 3.7526% 2/16/40 (a)(c)(h)	1,527,235	253,132
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 5/20/60 (a)(b)(j)	1,881,267	1,873,799
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 3.9279% 7/20/41 (a)(c)(h)	963,310	175,415
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 4.5026% 6/16/42 (a)(c)(h)	781,059	160,267
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.7705% 4/20/39 (a)(h)	908,603	935,364
Class ST, 8.800% - 1 month U.S. LIBOR 5.9038% 8/20/39 (a)(h)	3,159,459	3,272,602
Series 2013-149 Class MA, 2.5% 5/20/40	12,194,661	12,449,529
Series 2014-2 Class BA, 3% 1/20/44	16,400,769	17,194,949
Series 2014-21 Class HA, 3% 2/20/44	7,539,794	7,918,259
Series 2014-25 Class HC, 3% 2/20/44	11,406,752	12,037,467
Series 2014-5 Class A, 3% 1/20/44	10,034,482	10,519,096
Series 2015-H13 Class HA, 2.5% 8/20/64 (j)	8,136,495	8,130,115
Series 2015-H17:
Class GZ, 4.2933% 5/20/65 (a)(j)	525,533	547,279
Class HA, 2.5% 5/20/65 (j)	3,975,012	3,972,437
Series 2015-H21 Class HA, 2.5% 6/20/63 (j)	97,385	97,268
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 2.43% 5/20/66 (a)(b)(j)	15,732,468	15,735,889
Series 2017-186 Class HK, 3% 11/16/45	9,696,379	9,845,250
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.28% 8/20/66 (a)(b)(j)	16,681,955	16,638,995
		419,023,164
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $413,671,777)		419,023,164
	Shares	Value

Money Market Funds - 7.7%
Fidelity Cash Central Fund 2.13% (k)
(Cost $447,581,353)	447,492,007	447,581,506

Purchased Swaptions - 0.6%(l)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.476% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	35,000,000	$1,002,679
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.61% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	34,800,000	233,117
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	12,000,000	84,538
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.651% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	25,900,000	160,702
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.55% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	35,000,000	252,790
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.5675% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	92,000,000	625,745
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.611% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	45,200,000	294,967
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	40,000,000	250,000
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.732% and receive quarterly a floating rate based on 3-month LIBOR, expiring March 2029	3/7/22	40,000,000	212,738
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 3.085% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2028	5/10/21	25,800,000	45,889

TOTAL PUT OPTIONS			3,163,165

Call Options - 0.6%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.476% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	35,000,000	1,043,139
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.61% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	34,800,000	3,071,873
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	12,000,000	1,013,394
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.651% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	25,900,000	2,347,651
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.55% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	35,000,000	2,970,769
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.5675% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	92,000,000	7,908,885
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.611% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	45,200,000	3,993,490
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	40,000,000	3,611,853
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.732% and pay quarterly a floating rate based on 3-month LIBOR, expiring March 2029	3/7/22	40,000,000	3,823,867
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 3.085% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2028	5/10/21	25,800,000	3,074,621

TOTAL CALL OPTIONS			32,859,542

TOTAL PURCHASED SWAPTIONS
(Cost $21,476,158)			36,022,707
TOTAL INVESTMENT IN SECURITIES - 126.4%
(Cost $7,215,268,132)			7,336,046,665
NET OTHER ASSETS (LIABILITIES) - (26.4)%			(1,533,002,198)
NET ASSETS - 100%			$5,803,044,467

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
3% 9/1/49	$(84,900,000)	$(87,549,865)
3.5% 9/1/49	(6,800,000)	(7,064,561)
3.5% 9/1/49	(37,400,000)	(38,855,096)
3.5% 9/1/49	(40,000,000)	(41,556,252)
3.5% 9/1/49	(23,800,000)	(24,725,970)
3.5% 9/1/49	(5,200,000)	(5,402,313)
3.5% 9/1/49	(1,900,000)	(1,973,922)
3.5% 9/1/49	(12,200,000)	(12,674,657)
3.5% 9/1/49	(12,200,000)	(12,674,657)
4% 9/1/49	(5,200,000)	(5,418,156)

TOTAL GINNIE MAE		(237,895,449)

Uniform Mortgage Backed Securities
2.5% 9/1/34	(2,800,000)	(2,838,281)
3.5% 9/1/49	(91,000,000)	(93,509,607)
4% 9/1/49	(33,600,000)	(34,879,179)
4% 9/1/49	(4,250,000)	(4,411,801)
4.5% 9/1/49	(34,100,000)	(35,892,961)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(171,531,829)

TOTAL TBA SALE COMMITMENTS
(Proceeds $408,644,305)		$(409,427,278)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.507% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	34,000,000	$(266,420)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.65% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/7/24	45,700,000	(1,133,652)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	36,090,000	(3,849)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.02% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	29,100,000	(462)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.45% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2029	5/13/22	63,000,000	(527,657)

TOTAL PUT SWAPTIONS			(1,932,040)

Call Swaptions
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.507% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	34,000,000	(698,319)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.65% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/7/24	45,700,000	(1,557,639)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	36,090,000	(1,841,822)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.02% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	29,100,000	(1,753,088)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.45% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2029	5/13/22	63,000,000	(4,998,518)

TOTAL CALL SWAPTIONS			(10,849,386)

TOTAL WRITTEN SWAPTIONS			$(12,781,426)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	71	Dec. 2019	$15,344,320	$7,626	$7,626
Sold
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	2,204	Dec. 2019	264,428,344	(291,671)	(291,671)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	189	Dec. 2019	31,232,250	(177,596)	(177,596)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	915	Dec. 2019	132,160,313	(366,335)	(366,335)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	85	Dec. 2019	16,782,188	37,000	37,000

TOTAL SOLD					(798,602)

TOTAL FUTURES CONTRACTS					$(790,976)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

The notional amount of futures sold as a percentage of Net Assets is 7.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $809,621,456.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2021	$113,180,000	$(62,954)	$0	$(62,954)
3-month LIBOR(3)	Quarterly	1.5%	Semi - annual	LCH	Dec. 2029	93,530,000	183,088	0	183,088

TOTAL INTEREST RATE SWAPS							$120,134	$0	$120,134

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (d) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $2,287,923.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,587,424.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $4,827,600.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (i) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (j) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) For the period, the average monthly notional amount for purchased swaptions was $506,760,000.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,777,133
Total	$5,777,133

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$6,430,761,870	$--	$6,430,761,870	$--
Asset-Backed Securities	2,657,418	--	2,657,418	--
Collateralized Mortgage Obligations	419,023,164	--	419,023,164	--
Money Market Funds	$447,581,506	$447,581,506	$--	$--
Purchased Swaptions	36,022,707	--	36,022,707	--
Total Investments in Securities:	$7,336,046,665	$447,581,506	$6,888,465,159	$--
Derivative Instruments:
Assets
Futures Contracts	$44,626	$44,626	$--	$--
Swaps	183,088	--	183,088	--
Total Assets	$227,714	$44,626	$183,088	$--
Liabilities
Futures Contracts	$(835,602)	$(835,602)	$--	$--
Swaps	(62,954)	--	(62,954)	--
Written Swaptions	(12,781,426)	--	(12,781,426)	--
Total Liabilities	$(13,679,982)	$(835,602)	$(12,844,380)	$--
Total Derivative Instruments:	$(13,452,268)	$(790,976)	$(12,661,292)	$--
Other Financial Instruments:
TBA Sale Commitments	$(409,427,278)	$--	$(409,427,278)	$--
Total Other Financial Instruments:	$(409,427,278)	$--	$(409,427,278)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$44,626	$(835,602)
Purchased Swaptions(b)	36,022,707	0
Swaps(c)	183,088	(62,954)
Written Swaptions(d)	0	(12,781,426)
Total Interest Rate Risk	36,250,421	(13,679,982)
Total Value of Derivatives	$36,250,421	$(13,679,982)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in distributable earnings.

 (d) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,767,686,779)	$6,888,465,159
Fidelity Central Funds (cost $447,581,353)	447,581,506
Total Investment in Securities (cost $7,215,268,132)		$7,336,046,665
Cash		3,233,064
Receivable for investments sold		133,830,076
Receivable for premium on written options		8,944,186
Receivable for TBA sale commitments		408,644,305
Interest receivable		14,994,428
Distributions receivable from Fidelity Central Funds		672,698
Other receivables		103,892
Total assets		7,906,469,314
Liabilities
Payable for investments purchased
Regular delivery	$54,825,685
Delayed delivery	1,625,609,162
TBA sale commitments, at value	409,427,278
Payable for daily variation margin on futures contracts	332,937
Payable for daily variation margin on centrally cleared OTC swaps	205,464
Written options, at value (premium receivable $8,944,186)	12,781,426
Other payables and accrued expenses	242,895
Total liabilities		2,103,424,847
Net Assets		$5,803,044,467
Net Assets consist of:
Paid in capital		$5,703,744,672
Total distributable earnings (loss)		99,299,795
Net Assets, for 52,807,794 shares outstanding		$5,803,044,467
Net Asset Value, offering price and redemption price per share ($5,803,044,467 ÷ 52,807,794 shares)		$109.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$227,609,440
Income from Fidelity Central Funds		5,777,133
Total income		233,386,573
Expenses
Custodian fees and expenses	$214,026
Independent directors' fees and expenses	36,164
Interest	7,463
Miscellaneous	151
Total expenses before reductions	257,804
Expense reductions	(3,856)
Total expenses after reductions		253,948
Net investment income (loss)		233,132,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,437,007
Redemptions in-kind with affiliated entities	(4,127,050)
Fidelity Central Funds	(153)
Futures contracts	(47,393,840)
Swaps	(6,484,380)
Written options	(1,038,637)
Total net realized gain (loss)		28,392,947
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	290,735,795
Fidelity Central Funds	153
Futures contracts	(816,490)
Swaps	120,134
Written options	(3,856,857)
Delayed delivery commitments	(869,582)
Total change in net unrealized appreciation (depreciation)		285,313,153
Net gain (loss)		313,706,100
Net increase (decrease) in net assets resulting from operations		$546,838,725

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$233,132,625	$194,243,425
Net realized gain (loss)	28,392,947	(36,417,628)
Change in net unrealized appreciation (depreciation)	285,313,153	(190,012,015)
Net increase (decrease) in net assets resulting from operations	546,838,725	(32,186,218)
Distributions to shareholders	(235,580,456)	–
Distributions to shareholders from net investment income	–	(188,730,847)
Total distributions	(235,580,456)	(188,730,847)
Affiliated share transactions
Proceeds from sales of shares	1,077,954,999	1,508,616,488
Reinvestment of distributions	227,065,040	188,730,827
Cost of shares redeemed	(3,814,669,207)	(180,256,327)
Net increase (decrease) in net assets resulting from share transactions	(2,509,649,168)	1,517,090,988
Total increase (decrease) in net assets	(2,198,390,899)	1,296,173,923
Net Assets
Beginning of period	8,001,435,366	6,705,261,443
End of period	$5,803,044,467	$8,001,435,366
Other Information
Distributions in excess of net investment income end of period		$(9,978,386)
Shares
Sold	10,311,674	14,204,053
Issued in reinvestment of distributions	2,132,173	1,776,215
Redeemed	(35,570,522)	(1,693,985)
Net increase (decrease)	(23,126,675)	14,286,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mortgage Backed Securities Central Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$105.37	$108.77	$110.75	$109.15	$108.49
Income from Investment Operations
Net investment income (loss)A	3.265	2.865	2.586	2.663	2.638
Net realized and unrealized gain (loss)	4.515	(3.468)	(1.473)	1.634	.553
Total from investment operations	7.780	(.603)	1.113	4.297	3.191
Distributions from net investment income	(3.207)B	(2.797)	(2.905)	(2.697)	(2.531)
Distributions from net realized gain	(.053)B	–	(.188)	–	–
Total distributions	(3.260)	(2.797)	(3.093)	(2.697)	(2.531)
Net asset value, end of period	$109.89	$105.37	$108.77	$110.75	$109.15
Total ReturnC	7.52%	(.55)%	1.05%	3.98%	2.96%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	3.06%	2.70%	2.38%	2.43%	2.40%
Supplemental Data
Net assets, end of period (000 omitted)	$5,803,044	$8,001,435	$6,705,261	$7,313,953	$5,109,126
Portfolio turnover rateG	525%H	262%H	292%	336%	448%H

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Mortgage Backed Securities Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios II LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Asset backed securities, collateralized mortgage obligations, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Director Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Directors have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Directors of $100,835 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$143,054,743
Gross unrealized depreciation	(21,832,711)
Net unrealized appreciation (depreciation)	$121,222,032
Tax Cost	$7,201,391,119

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(16,350,847)
Net unrealized appreciation (depreciation) on securities and other investments	$121,222,032

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(16,350,847)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$235,580,456	$ 188,730,847

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$(47,393,840)	$(816,490)
Purchased Options	4,055,557	14,632,087
Swaps	(6,484,380)	120,134
Written Options	(1,038,637)	(3,856,857)
Totals	$(50,861,300)	$10,078,874

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, in-kind transactions and U.S. government securities, aggregated $330,002,337 and $446,951,637, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,343,500	2.65%	$7,463

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchange In-Kind. During the prior period, Fidelity Puritan Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Balanced Fund, and Fidelity Balanced Fund (the Investing Funds) completed exchange in-kind transactions with the Fund. The Investing Funds delivered investments, including accrued interest valued at $211,244,490 (which included $116,153 of unrealized depreciation), in exchange for 1,957,961 shares of the Fund, as presented in the accompanying table. The value of investments delivered from the Investing Funds is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. Each Fund generally did not recognize gain or loss for federal income tax purposes.

Details of the transactions are presented in the accompanying table:

Fund	Value of investments, including accrued interest, delivered from Investing Fund	Unrealized appreciation (depreciation)	Exchanged number of shares
Fidelity Advisor Balanced Fund	$8,230,117	$(61,692)	76,282
Fidelity Balanced Fund	106,799,146	(84,665)	989,889
Fidelity Investment Grade Bond Fund	21,225,835	48,797	196,736
Fidelity Puritan Fund	74,989,392	(18,593)	695,054
Total	$211,244,490	$(116,153)	1,957,961

Affiliated Redemptions In-Kind. During the period, 32,552,196 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $3,493,827,206. The net realized loss of $(4,127,050) on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,794.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,856.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Affiliated Redemptions In-Kind. Effective after the close of business on August 31, 2019, 34,376,069 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $3,765,554,621. The net realized gain on investments delivered through in-kind redemptions was $51,289,211. The Fund recognized no gain or loss for federal income tax purposes.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios II LLC and the Partners of Fidelity Mortgage Backed Securities Central Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mortgage Backed Securities Central Fund (one of the funds constituting Fidelity Central Investment Portfolios II LLC, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investments Portfolios II LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 276 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios II LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2007

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	.0038%	$1,000.00	$1,050.40	$.02
Hypothetical-C		$1,000.00	$1,025.19	$.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.54% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $147,885,907 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

MBSCEN-ANN-1019
1.833864.112

Item 2.

Code of Ethics

As of the end of the period, August 31, 2019, Fidelity Central Investment Portfolios II LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Mortgage Backed Securities Central Fund (the “Fund”):

Services Billed by PwC

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mortgage Backed Securities Central Fund	$107,000	$8,600	$3,500	$4,900

August 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mortgage Backed Securities Central Fund	$111,000	$11,900	$3,500	$6,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2019A	August 31, 2018A
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	August 31, 2019A	August 31, 2018A
PwC	$12,470,000	$10,920,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 25, 2019